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                                                                   Exhibit 10.79

                                 PROMISSORY NOTE

$25,000,000                                                      August 15, 1997
                                                           Hartford, Connecticut

      FOR VALUE RECEIVED and pursuant to the terms of this Promissory Note (this "Note"), the undersigned, GRAND SUMMIT RESORT PROPERTIES, INC., a Maine corporation (the "Borrower"), promises to pay to the order of GREEN TREE FINANCIAL SERVICING CORPORATION (the "Lender") (the Lender and all subsequent holders of this Note being hereinafter referred to as the "Holder"), at 100 North Point Center, East, Suite 200, Alpharette, Georgia or at such other place as the Holder hereof may designate in writing, the principal sum of up to TWENTY-FIVE MILLION DOLLARS ($25,000,000), or so much thereof as shall be outstanding hereunder from time to time as a result of advances of principal by the Lender to the Borrower pursuant to that certain Loan and Security Agreement dated as of August 1, 1997 among the Borrower, the Lender, Textron Financial Corporation and Textron Financial Corporation, as Administrative Agent (as amended from time to time, the "LSA"), together with interest on the unpaid principal amount from time to time outstanding under this Note at the rate or rates of interest provided therefor in the LSA.

      The aforesaid principal amount and interest thereon shall be due and payable on the dates and in the manner as provided in the LSA. All principal, interest and any other amounts due under this Note shall be payable in lawful money of the United States of America at the place or places above stated.

      Unless and until an assignment agreement effecting the assignment or transfer of this Note shall have been accepted by the Administrative Agent, as provided for in Section 2.6(b) of the LSA, the Borrower and the Administrative Agent shall be entitled to deem and treat the Lender as the owner and holder of this Note.

      The Borrower may only prepay the principal sum outstanding from time to time hereunder as provided in the LSA.

      This Note is secured by a security interest in the Collateral (as such term is defined in the LSA).

      This Note is one of the Borrower's "Notes" in the aggregate principal amount of $55,000,000 and has been issued pursuant to the LSA, and all of the terms, covenants and conditions of the LSA (including all Exhibits and Schedules thereto) and all other instruments evidencing or securing the indebtedness hereunder are hereby made a part of this Note and are deemed incorporated herein in full.

      In the event of an Event of Default (as such term is defined in the LSA), the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the LSA.

      The Borrower and the Holder intend to comply at all times with applicable usury laws. All agreements between the Borrower and the Holder, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by

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reason of demand or acceleration of the maturity of this Note or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to the Holder exceed the maximum amount permissible under applicable law (the "Maximum Rate"). The Holder may, in determining the Maximum Rate in effect from time to time, take advantage of any law, rule or regulation in effect from time to time available to the Holder which exempts the Holder from any limit upon the rate of interest it may charge or grants to the Holder the right to charge a higher rate of interest than that otherwise permitted by applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to a Holder in excess of the Maximum Rate, the interest payable to the Holder shall be reduced to the Maximum Rate; and if from any circumstance the Holder shall ever receive anything of value deemed interest by applicable law in excess of the Maximum Rate, an amount equal to any excessive interest shall be applied to the reduction of the outstanding principal hereunder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to the Borrower by the Holder. All interest paid or agreed to be paid to the Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period hereof until payment in full of the principal so that the interest hereon for such full period shall not exceed the Maximum Rate for the Holder. The Borrower agrees that in determining whether or not any interest payment hereunder exceeds the Maximum Rate for the Holder, any non-principal payment (except payments specifically described in the Security Documents (as defined in the LSA) as "interest") including without limitation, fees and late charges, shall to the maximum extent not prohibited by law, be an expense, fee or premium rather than interest in respect of the Holder. The Holder hereby expressly disclaims any intent to contract for, charge or receive interest in an amount which exceeds the Maximum Rate for the Holder.

      Time is of the essence for the performance and observance of each agreement and obligation of the Borrower under this Note, the LSA and under the Security Documents.

      This Note also evidences Borrower's obligation to repay with interest all additional moneys advanced or expended from time to time by the Holder to or for the account of the Borrower or otherwise to be added to the principal balance hereof as provided in any of the Security Documents, whether or not the principal amount hereof shall thereby exceed the principal amount above stated.

      The Borrower and all sureties, endorsers, guarantors and all other parties now or hereafter liable for the payment of this Note, in whole or in part, hereby severally waive presentment for payment, demand and protest and notice of protest, acceleration, or dishonor and non-payment of this Note, and expressly consent to any extension of time of payment hereof or of any installment hereof, to the release of any party liable for this obligation, to the release, change or modification of any of the Collateral, and any such extension, modification or release may be made without notice to any of said parties and without in any way affecting or discharging this liability.

      No single or partial exercise of any power hereunder, under the LSA or under any other Security Document shall preclude other or further exercise thereof or the exercise of any other power. No delay or omission on the part of the Holder in exercising any right or remedy hereunder or the acceptance of one or more installments from any person after a default hereunder, under the LSA or under any other Security Document shall operate as a


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waiver of such right or remedy or of any other right or remedy under this Note nor as a waiver of such right or remedy in connection with any future default.

      In the event any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

      The Holder is hereby authorized by the Borrower to record in the manual or data processing records of the Holder, or on the grid schedule annexed to this Note, the date, type and amount of each Advance extended to the Borrower by the Holder hereunder and the date, type and amount of each repayment of principal and each payment of interest on account thereof. In the absence of manifest error, such records and schedule shall be conclusive as to the outstanding principal amount of all Advances and the payment of interest accrued hereunder; provided, however, that the failure of the Holder to make any such record entry with respect to any Advance or any payment in respect thereof shall not limit or otherwise affect the obligations of the Borrower under this Note or the other Security Documents.

      The Borrower promises to pay all costs and expenses as provided in Section
11.2 of the LSA.

   [Remainder of page intentionally left blank. Next page is signature page.]


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      THIS NOTE AND ALL TRANSACTIONS HEREUNDER OR EVIDENCED HEREIN SHALL BE
GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF MAINE.

      The Borrower has caused this Note to be signed by a duly authorized officer on the date first above written.

                                  BORROWER:

                                  GRAND SUMMIT RESORT PROPERTIES, INC.


                                  By: /s/ Mark P. Girard
                                      ----------------------------
                                          Name: Mark P. Girard
                                          Title: Vice President


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                           SCHEDULE TO PROMISSORY NOTE

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Date   Principal Amount      Amount of            Amount of      Unpaid
       of Advance            Principal Repaid/    Interest       Principal
       Made/Type of          Type of Advance:     Paid           Balance of:
       Advance: Pre-Sale     Pre-Sale Advance,                   Pre-Sale
       Advance, Interest     Interest Advance,                   Advances,
       Advance, Jordan       Jordan Bowl                         aggregate
       Bowl Project          Project Advance,                    amount of
       Advance, Killington   Killing-ton Project                 Interest
       Project Advance or    Advance or Mt.                      Advances and
       Mt. Snow Project      Snow Project                        Jordan Bowl
       Advance               Advance                             Project
                                                                 Advance,
                                                                 Killington
                                                                 Project
                                                                 Advance or Mt.
                                                                 Snow Project
                                                                 Advance
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================================================================================
Date   Principal Amount      Amount of            Amount of      Unpaid
       of Advance            Principal Repaid/    Interest       Principal
       Made/Type of          Type of Advance:     Paid           Balance of:
       Advance: Pre-Sale     Pre-Sale Advance,                   Pre-Sale
       Advance, Interest     Interest Advance,                   Advances,
       Advance, Jordan       Jordan Bowl                         aggregate
       Bowl Project          Project Advance,                    amount of
       Advance, Killington   Killing-ton Project                 Interest
       Project Advance or    Advance or Mt.                      Advances and
       Mt. Snow Project      Snow Project                        Jordan Bowl
       Advance               Advance                             Project
                                                                 Advance,
                                                                 Killington
                                                                 Project
                                                                 Advance or Mt.
                                                                 Snow Project
                                                                 Advance
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